Exhibit 10.1

THE GILLETTE COMPANY
2004 Long-Term Incentive Plan (“the Plan”)
TERMS AND CONDITIONS OF OPTION AWARDS FOR James M. Kilts (“Optionee”)

Effective for awards granted on June 16, 2005

1)	Grant Date. The Grant Date of this option award is June 16, 2005, (“The Grant Date”).

2)	Option Price. The Option Price is the Fair Market Value on the Grant Date. The Fair Market Value is the average between the high and low price of the Company's common stock, $1 par value, as reported by the New York Stock Exchange.

3)	Option Term. The term of an option award is ten years. The award expires automatically on the tenth anniversary of the Grant Date.

4)	Type of Options. Shares covered by the award may be designated by the Compensation Committee as incentive stock option (ISO) as defined in the Plan, the Plan Prospectus and the applicable provisions of the Internal Revenue Code. All other options granted under this award are non-qualified stock options.

5)	Methods of Exercise. Shares purchased through option exercises may be paid for with cash, by financing through Merrill Lynch, with already owned shares of Company stock, or through a successive exercise). Further details on these methods for exercising options are contained in the plan Prospectus.

6)	Vesting and Exercise. Options become exercisable ("vest") ratably over a three-year period beginning on the first, second and third anniversaries of the Grant Date except to the extent provided below. During employment, awards may be exercised by purchasing, from time to time during the period when a segment first becomes exercisable through the end of the Option Term, all or a portion of the option shares (however no less than 100 shares for any purchase) at the Option Price. If no longer employed by the Company different vesting and exercise periods as provided in the Plan, and as modified by the Amended and Restated Employment Agreement (the “Employment Agreement”) dated as of December 23, 2004, by and between the Optionee and the Company, as amended by Amendment No. 1 thereto dated January 27, 2005, shall apply. Notwithstanding the foregoing, whether or not employed by the Company, in the event of consummation of the Merger (as defined in paragraph 10), the Optionee agrees not to exercise this option, in whole or in part, prior to the 18 th month anniversary of the consummation of the Merger.

7)	Agreement not to Compete. Except as provided below, as a condition to the grant of this option, the Optionee must agree in writing to the following non-competition provisions: During employment and for a period of three years thereafter, optionee will not compete with the Company or any subsidiary as specifically defined in the Plan. Upon completion of the Merger, in lieu of the foregoing, the Optionee’s non-competition obligations shall be

The date of this Prospectus is June 16, 2005.
This Document constitutes part of a Prospectus covering securities that have been registered under the Securities Act 1933.

governed solely by Section 17c of the Employment Agreement shall apply.

8)	Confidentiality, Non-Solicitation and Non-Defamation. During employment and following termination of employment, Optionee will not disclose or use Company confidential information, will not defame or disparage the Company, not solicit Company employees and will promptly disclose and turn over all Company inventions and improvements, as specifically defined in the Plan.

9.	Company. The term Company shall refer to The Gillette Company and its subsidiaries prior to the consummation of a merger (the “Merger”) of The Gillette Company and The Procter & Gamble Company pursuant to a Merger Agreement between them dated January 27, 2005. The term Company shall refer to The Procter & Gamble Company and its subsidiaries as of the Effective Time of a merger of The Gillette Company and The Procter & Gamble Company pursuant to a Merger Agreement between them dated January 27, 2005.

10.	Except as otherwise provided under the terms of the Employment Agreement, the terms and conditions of the Plan are incorporated herein.

The date of this Prospectus is June 16, 2005.
This Document constitutes part of a Prospectus covering securities that have been registered under the Securities Act 1933.

     THE GILLETTE COMPANY
2004 Long-Term Incentive Plan (“the Plan”)
TERMS AND CONDITIONS OF OPTION AWARDS FOR KEY EMPLOYEES

Effective for awards granted on June 16, 2005

1)	Grant Date. The Grant Date of this option award is June 16, 2005, (“The Grant Date”).

2)	Option Price. The Option Price is the Fair Market Value on the Grant Date. The Fair Market Value is the average between the high and low price of the Company's common stock, $1 par value, as reported by the New York Stock Exchange.

3)	Option Term. The term of an option award is ten years. The award expires automatically on the tenth anniversary of the Grant Date.

4)	Type of Options (US based employees only). Shares covered by the award may be designated by the Compensation Committee as incentive stock option (ISO) as defined in the Plan, the Plan Prospectus and the applicable provisions of the Internal Revenue Code. All other options granted under this award are non-qualified stock options.

5)	Methods of Exercise. Shares purchased through option exercises may be paid for with cash, by financing through Merrill Lynch, with already owned shares of Company stock, through a successive exercise or via the cashless exercise method (not available to Executive Officers). Further details on these methods for exercising options are contained in the plan Prospectus.

6)	Vesting and Exercise. Options become exercisable ("vest") ratably over a three-year period beginning on the first, second and third anniversaries of the Grant Date. During employment, awards may be exercised by purchasing, from time to time during the period when a segment first becomes exercisable through the end of the Option Term, all or a portion of the option shares (however no less than 100 shares for any purchase) at the Option Price. If no longer employed by the Company different vesting and exercise periods as described below and in the Plan and Plan Prospectus apply.

7)	Exercise Periods upon Termination of Employment. If the employment of an Optionee terminates for any reason (unless discharged for Cause), this award may be exercised, depending on the circumstances, as provided below, however in no event may an option be exercised after the Option Term:
  Voluntary Resignation without Good Reason. If termination of employment is voluntary on the part of the Optionee, exercisable options must be exercised within 30 days after the date of termination of employment. Unexercisable options are forfeited.

  Involuntary Termination (without Cause) or Special Separation or Termination for Good Reason. If termination of employment is involuntary on the part of the Optionee or a

The date of this Prospectus is June 16, 2005.
This Document constitutes part of a Prospectus covering securities that have been registered under the Securities Act 1933.

  Special Separation or the Optionee terminates for Good Reason, all unvested segments of the option award will vest immediately and all unexercised portions of the option award may be exercised at any time within the period ending five years after the date of termination of employment. If not exercised within the permitted period, the option shall automatically expire.

  Disability. If termination of employment is on account of the Optionee’s total and permanent disability under a Company sponsored program, all unvested segments of theoption award will vest immediately and all unexercised portions of the option award may be exercised within the the Option Term.

  Retirement. If at termination of employment the optionee is eligible to retire as defined below, all unvested segments of the award vest immediately and the option may be exercised over the remaining period of the Option Term, provided that an option which was designated at grant as an incentive stock option shall cease to qualify as an incentive stock option under the Internal Revenue Code if not exercised within three months after the retirement date. For the purposes of the Plan, an Optionee’s termination of employment is on account of “retirement” if either (A) at the time the Participant leaves the employ of the Company and its subsidiaries, the Participant qualifies for an early or normal retirement pension under the terms of a retirement plan maintained by or to which the Company or any subsidiary contributes for the benefit of the Participant, (B) the Participant leaves the employ of a subsidiary that does not maintain or contribute to a retirement plan for the benefit of the Participant, and at such time the Participant would have qualified for an early or normal retirement pension under the terms of The Gillette Company Retirement Plan or a successor plan in effect as of the Grant Date, had the individual been a participant of that plan, or (C) solely in the case of a Company-initiated termination of employment (other than for Cause)or an employee initiated termination for Good Reason (as that term is defined in Section 20.23 of the Plan, at the time the Optionee leaves the employ of the Company and its subsidiaries, the sum of Optionee’s attained age and years of service (each measured in full and partial years) totals at least 80. An Optionee’s “retirement date”, as used in this paragraph, means the first day the Optionee is no longer on the active payroll of the Company or any subsidiary following the Optionee’s retirement. If not exercised within the permitted period, the option shall expire automatically.

  Death. In the event an Optionee dies while holding a 2005 option, this option may be exercised by the participant's executor or administrator or the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution at any time during a period ending on the earlier of three years from the date of death or the remaining Option Term. If not exercised within the permitted period the option shall expire automatically.

  Cause. If the employment of the Optionee is terminated by the Company for Cause as defined in the Plan, all outstanding option grants (whether or not exercisable) shall terminate automatically as of the date of termination of employment.

The date of this Prospectus is June 16, 2005.
This Document constitutes part of a Prospectus covering securities that have been registered under the Securities Act 1933.

8.	Agreement not to Compete. As a condition to the grant of this option, the Optionee must agree in writing to the following non-competition provisions: During employment and for a period of three years thereafter, optionee will not compete with the Company or any subsidiary as specifically defined in Article 12 of the Plan.

9.	Confidentiality, Non-Solicitation and Non-Defamation. During employment and following termination of employment, Optionee will not disclose or use Company confidential information, will not defame or disparage the Company, not solicit Company employees and will promptly disclose and turn over all Company inventions and improvements, as specifically defined in the Plan.

10.	Company. The term Company shall refer to The Gillette Company and its subsidiaries prior to the consummation of a merger of The Gillette Company and The Procter & Gamble Company pursuant to a Merger Agreement between them dated January 27, 2005. The term Company shall refer to The Procter & Gamble Company and its subsidiaries as of the Effective Time of a merger of The Gillette Company and The Procter & Gamble Company pursuant to a Merger Agreement between them dated January 27, 2005.

11.	All other applicable terms and conditions of the Plan are incorporated by reference herein.

The date of this Prospectus is June 16, 2005.
This Document constitutes part of a Prospectus covering securities that have been registered under the Securities Act 1933.